Exhibit 10.13

                   Third Addendum to Lease Agreement

The Lease Agreement (the "Lease") dated May 31, 2001 by and between RMS Properties II, LLC, an Illinois Limited Liability Company and PET MED EXPRESS, Inc., a Florida Corporation, ("Tenant") as the same was assigned to CASE HOLDING COMPANY, INC., a Florida Corporation ("Landlord") and as the same was amended by that certain Addendum to Lease Agreement dated June 1st, 2002 (the "first amendment"), and July 25, 2003 (the "second amendment) is hereby further amended, effective May 11, 2005, as follows:

1.	Section 1.1 of the Lease is amended in its entirety to read as follows:

        1.1     Annual Rent:    The annual rent payable monthly shall be
                -----------
        calculated as follows:


LEASE YEAR                BASE YEARLY RENT CALCULATION             MONTHLY PAYMENT         Sales Tax (at
                                                                                           current 6% rate)

5th YEAR- June 1st, 2005  Base Rent shall be calculated at the     $34,384.93 per month,   $2,063.10.
through May 31st,  2006   rate of 9.56 per square foot (on         plus sales tax.
                          43,161 square feet).  The annual rent
                          being $412,619.16.

6th YEAR- June 1st, 2006  Base rent shall be calculated at the     $35,751.70 per month    $2,145.10
through May 31st, 2007    rate of 9.94 per square foot (on         plus sales tax.
                          43,161 square feet). The annual
                          rent being $429,020.34

7th YEAR- June 1st, 2007  Base rent shall be calculated at the     $37,190.40 per month    $2,231.43
through May 31st, 2008    rate of 10.34 per square foot (on        plus sales tax
                          43,161 square feet). The total annual
                          rent being $446,284.74.


8th YEAR- June 1st, 2008  Base rent shall be calculated at the     $38,665.06 per month    $2,319.90
Through May 31st, 2009    rate of 10.75 per square foot (on        plus sales tax
                          43,161 square feet).  The total annual
                          rent being $463,980.75



* Sales Tax shall be adjusted upon any change in the actual sales tax rate.

2.	The first sentence of Section 1.8 of the Lease is amended in its entirety to read as follows:

        1.8     Premises - That portion of the Building containing 43,161
                --------
        square feet.

3.	The second sentence of Section 6.2 of the Lease is amended in its entirety to read as follows:

        Tenant shall pay Landlord 86.32% of the insurance premium paid by Landlord for the All Risk Coverage provided that Tenant shall not be responsible for any portion of such premium not applicable to the Tenant's term under this Lease and all such insurance premiums shall be reasonable and based upon customary insurance coverage for similar buildings in the area.

4. 	As hereinabove amended, the Lease, as amended by the first and second amendments, will remain in full force and effect. To the extent the same are not inconsistent with the terms set forth in this Third Amendment, all other terms and conditions of the Lease, as amended by the first and second amendments, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed, sealed, and delivered this Addendum to Lease on the date and on this 11th day of May, 2005.


WITNESSES:                              LANDLORD:

                                        CASE HOLDING COMPANY,
                                        INC., a Florida Corporation

 /s/ Susan Graham                       By: /s/ Cy Case
---------------------------                -----------------------------
Printed Name: Susan Graham                 CY J. CASE, President

                                           Dated: 5-11-05
/s/ Georgette R. Costas
---------------------------
Printed Name: Georgette R. Costas


WITNESSES:                              TENANT:

                                        PETMED EXPRESS, INC., a
                                        Florida Corporation,

 /s/ Wendy Zalai                        By: /s/ Bruce S. Rosenbloom
---------------------------                -----------------------------

Printed Name: Wendy Zalai               Print: Bruce S. Rosenbloom

                                        Title: CFO
 /s/ Alison Berges
---------------------------             Dated: 5/18/05
Printed Name: Alison Berges